Exhibit 3.49

BYLAWS

OF

QUAD/TECH EUROPE, INC.
(a Delaware corporation)

INTRODUCTION –
VARIABLE REFERENCES

0.01.                     Date of annual shareholders’ meeting (See Section 2.01): To be determined annually by the President or the Board of Directors, with the Board of Directors’ decision controlling.

*

0.02.                     Required notice of shareholders’ meeting (See Section 2.04): not less than ten (10) days.

*

0.03.                     Authorized number of directors (See Section 3.01): One (1).

*

0.04.                     Required notice of directors’ meetings (See Section 3.05):

(a)   not less than 48 hours if by mail, and

*

(b)   not less than 24 hours if by telegram or personal delivery.

*

0.05.                     Authorized number of Vice-Presidents (See Section 4.01): One (1).

*

*                      These spaces are reserved for official notation of future amendments to these sections.

B-0

ARTICLE I.  OFFICES

1.01.                     Principal and Business Offices. The corporation may have such principal and other business offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the corporation may require from time to time.

1.02.                     Registered Office. The registered office of the corporation required by the Delaware General Corporation Law to be maintained in the State of Delaware may be, but need not be, identical with the principal office in the State of Delaware, and the address of the registered office may be changed from time to time by resolution of the Board of Directors or by the registered agent. The business office of the registered agent of the corporation shall be identical to such registered office.

ARTICLE II.  STOCKHOLDERS

2.01.                     Annual Meeting. The annual meeting of the stockholders shall be held on the date and hour in each year as determined pursuant to Section 0.01, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

2.02.                     Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors or by the person, or in the manner, designated by the Board of Directors.

2.03.                     Place of Meeting. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting of stockholders called by the Board of Directors. If no designation is made or if a special meeting be otherwise called, the place of meeting shall be the registered office of the corporation in the State of Delaware.

2.04.                     Notice of Meeting. Written notice stating the place, day and hour of the meeting of stockholders and, in the case of a special meeting of stockholders, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder of record entitled to vote at such meeting not less than the number of days set forth in Section 0.02 (unless a longer period is required by law), nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the

Chairman of the Board, the President, the Secretary or by any other officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock record books of the corporation, with postage thereon prepaid.

2.05.                     Adjournment. Any meeting of stockholders may be adjourned to reconvene at any place designated by vote of a majority of the shares represented there at. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. No notice of the time or place of an adjournment need be given if the time and place are announced at the meeting at which an adjournment is taken, unless the adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting, in which case notice of the adjourned meeting shall be given to each stockholder. Unless a new record date for the adjourned meeting is fixed, the determination of stockholders of record entitled to notice of or to vote at the meeting at which adjournment is taken shall apply to the adjourned meeting.

2.06.                     Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or stockholders entitled to receive payment of any dividend or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed, the record date for determining:

(a)              stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(b)              stockholders entitled to express consent to a corporate action in writing without meeting shall be the day on which the first written consent is expressed; or

(c)               stockholders for any other purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.07.                     Voting Records. The officer having charge of the stock transfer books for shares of the corporation shall, at least ten (10) days before each meeting of stockholders, make a complete record of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each. Such record shall be produced and kept open to the examination of any stockholders, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held as specified in the notice of the meeting or at the place of the meeting. The record shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholders present. The original stock transfer books shall be the only evidence as to who are the stockholders entitled to examine such record or transfer books or to vote at any meeting of stockholders.

2.08.                     Quorum. Except as otherwise provided in the certificate of incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, but in no event shall less than one-third of the shares entitled to vote constitute a quorum. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders unless the vote of a greater number or voting by classes is required by law or the certificate of incorporation. Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares represented at a meeting which initially had a quorum may adjourn the meeting from time to time without further notice.

2.09.                     Conduct of Meeting. The Chairman of the Board or, in his absence, the President or, in their absence, any person chosen by the stockholders present shall call the meeting of the stockholders to order and shall act as chairman of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the stockholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

2.10.                     Proxies. At all meetings of stockholders, a stockholder entitled to vote may vote in person or by proxy appointed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. Unless otherwise provided in the proxy and supported by sufficient interest, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the stockholder to the presiding officer during the meeting. The presence of a stockholder who has filed his proxy shall not of itself constitute a revocation. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.

2.11.                     Voting of Shares. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders or by consent action, except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the certificate of incorporation.

2.12.                     Voting of Shares by Certain Holders.

(a)              Other Corporations. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer’s authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, of the designation of some other person by the board of directors or the by-laws of such other corporation.

(b)              Legal Representatives and Fiduciaries. Shares held by any administrator, executor, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by duly executed proxy, without a transfer of such shares to his name. Shares standing in the name of a fiduciary may be voted by him, either in person or by proxy. A proxy executed by a fiduciary shall be conclusive evidence of the signer’s authority to act in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

(c)               Pledgees. A stockholder whose shares are pledged shall be entitled to vote such shares unless in the transfer of the shares the pledger has expressly authorized the pledgee to vote the shares and thereafter the pledgee or his proxy shall be entitled to vote the shares so transferred.

(d)              Treasury Stock and Subsidiaries. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by this corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

(e)               Joint Holders. Shares of record in the names of two or more persons or shares to which two or more persons have the same fiduciary relationship, unless the Secretary of the corporation is given notice otherwise and furnished with a copy of the instrument creating the relationship, may be voted as follows:

(i)             If voted by an individual, his vote binds all holders; or

(ii)          If voted by more than one holder, the majority vote binds all, unless the vote is evenly split in which case the shares may be voted proportionally, or according to the ownership interest as shown in the instrument filed with the Secretary of the corporation.

2.13.                Waiver of Notice by Stockholders.  Whenever any notice whatever is required to be given to any stockholder of the corporation under the certificate of incorporation or by-laws or any provision of the Delaware General Corporation Law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the stockholder entitled to such notice, shall be deemed equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute waiver of notice of such meeting, except when the person attends for the express purpose of objecting to the transaction of any business. Neither the business nor purpose of any regular or special meeting of stockholders, directors or members of a committee of directors need be specified in the waiver.

2.14.                     Stockholders Consent without Meeting.  Any action required or permitted by the certificate of incorporation or by-laws or any provision of law to be taken at a meeting of the stockholders, may be taken without a meeting, prior notice or vote, if a consent in writing, setting forth the action so taken, shall be signed by the number of stockholders required to authorize such action at a meeting. If the action is authorized by less than unanimous consent, notice of the action shall be given to nonconsenting stockholders.

ARTICLE III.  BOARD OF DIRECTORS

3.01.                     General Powers and Number.  The business and affairs of the corporation shall be managed by its Board of Directors. The number of directors of the corporation shall be such number as is provided in Section 0.03.

3.02.                     Tenure and Qualifications.  Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been qualified and elected, or until his prior death, resignation or removal. A director may be removed from office by affirmative vote of a majority of the outstanding shares entitled to vote for the election of such director taken at a meeting of stockholders called for that purpose. A director may resign at any time by filing his written resignation with the Secretary of the corporation. Directors need not be residents of the State of Delaware or stockholders of the corporation.

3.03.                     Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after the annual meeting of stockholders and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the meeting of stockholders which precedes it or such other suitable place as may be announced at such meeting of stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

3.04.                     Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President, the Secretary or any two directors. The Chairman of the Board, the President or Secretary calling any special meeting of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them, and if no other place is fixed the place of the meeting shall be the registered office of the corporation in the State of Delaware.

3.05.                     Notice; Waiver.  Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given by written notice delivered personally or mailed or given by telegram to each director at his business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than as provided in Section 0.04. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Whenever any notice whatever is required to be given to any director of the corporation under the certificate of incorporation or by-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects there at to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

3.06.                     Quorum.  Except as otherwise provided by law or by the certificate of incorporation or these by-laws, a majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but in no event shall less than one-third of the directors constitute a quorum. A majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

3.07.                Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the certificate of incorporation or these by-laws.

3.08.                Conduct of Meetings.  The Chairman of the Board, and in his absence, the President or, in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as chairman of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors but in the absence of the Secretary, the presiding officer may appoint any Assistant Secretary or any director or other person present to act as secretary of the meeting.

3.09.                     Vacancies.  Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled until the next succeeding annual election by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors; provided, that in case of a vacancy created by the removal of a director by vote of the stockholders, the stockholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof.

3.10.                Compensation.  The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits and other benefits or payments, to directors, officers and employees and to their estates, families, dependents, or beneficiaries on account of prior services rendered by such directors, officers and employees to the corporation.

3.11.                Presumption of Assent.  A director of the corporation who is present at a meeting of the Board of Directors or a committee thereof of which he is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

3.12.                Committees.  The Board of Directors by resolution adopted by the affirmative vote of a majority of the authorized number of directors may designate one or more committees, each committee to consist of one or more directors elected by the Board of Directors, which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

3.13.                Unanimous Consent without Meeting.  Any action required or permitted by the certificate of incorporation or by-laws or any provision of law to be taken by the Board of Directors at a meeting or by a resolution of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, filed with the minutes of the proceedings, shall be signed by all of the directors then in office.

ARTICLE IV.  OFFICERS

4.01.                Number.  The principal officers of the corporation shall be a Chairman of the Board, a President, a Vice President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any number of offices may be held by the same person.

4.02.                Election and Term of Office.  The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be.  Each officer shall hold office until his successors shall have been duly elected or until his prior death, resignation or removal.  Any officer may resign at any time upon written notice to the corporation.  Failure to elect officers shall not dissolve or otherwise affect the corporation.

4.03.                     Removal.  Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment shall not of itself create contract rights.

4.04.                     Vacancies.  A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

4.05.                     Chairman of the Board.  The Chairman of the Board shall be elected or appointed from the membership of the Board of Directors.  He shall preside at all meetings of the stockholders and of the Board of Directors.  He shall perform such other duties and functions as shall be assigned to him from time to time by the Board of Directors or in these by-laws.  Except where by law the signature of the President of the corporation is required, the Chairman of the Board shall possess the same power and authority to sign all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and other documents or instruments, of every conceivable kind and character whatsoever, necessary or proper to be executed in the course of the corporation’s regular business or which shall be authorized by the Board of Directors.  During the absence or disability of the President, or while that office is vacant, the Chairman of the Board shall exercise all of the powers and discharge all the duties of the President.

4.06.                     President.  The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation.  In the absence of the Chairman of the Board, he shall, when present, preside at all meetings of the stockholders and of the Board of Directors.  He shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them.  Such agents and employees shall hold office at the discretion of the President.  He shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments, of every conceivable kind and character whatsoever, necessary or proper to be executed in the course of the corporation’s regular business or which shall be authorized by the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place and stead.  In general he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

4.07.                     Vice President.  In the absence of the Chairman of the Board and the President or in the event for any reason it shall be impracticable for either of them to act personally, the Vice President shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.  The Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him by the President or the Board of Directors. The execution of any instrument of the corporation by the Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President.

4.08.                     The Secretary.  The Secretary shall: (a) keep the minutes of the meetings of the stockholders and the Board of Directors in one or more books provided for the purpose; (b) attest instruments to be filed with the Secretary of State; (c) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (d) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (e) keep or arrange for the keeping of a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholders; (f) sign with the Chairman of the Board, the President or the Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of the Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors.

4.09.                     The Treasurer.  The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section 5.04; and (c) in general perform all of the duties and exercise such other authority as from time to time may be delegated or assigned to him by the the President or by the Board of Directors.  If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

4.10.                     Assistant Secretaries and Assistant Treasurers.  There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize.  The Assistant Secretaries may sign with the Chairman of the Board, the President or a Vice President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors.  The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.  The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

4.11.                     Other Assistants and Acting Officers.  The Board of Directors and the President shall have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in his stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors or the President shall have the power to perform all the duties of the office to which he is so appointed to be an assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors or the President.

4.12.                     Salaries.  The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

ARTICLE V.  CONTRACTS, LOANS, CHECKS AND DEPOSITS: SPECIAL CORPORATE ACTS

5.01.                     Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments or assignment or pledge made by the corporation shall be executed in the name of the corporation by the Chairman of the Board, the President or the Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

5.02.                               Loans.  No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidence of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors.  Such authorization may be general or confined to specific instances.

5.03.                     Checks, Drafts, etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

5.04.                     Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as may be selected by or under the authority of a resolution of the Board of Directors.

5.05.                     Voting of Securities Owned by this Corporation.  Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the Chairman of the Board of this corporation if he be present, or in his absence by the President of this corporation, and (b) whenever, in the judgment of the Chairman of the Board, or in his absence, of the President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the Chairman of the Board or the President of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer.  Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

ARTICLE VI.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.01.                     Certificates for Shares.  Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors.  Such certificates shall be signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or Treasurer or Assistant Treasurer.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books for the corporation.  All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except as provided in Section 6.06.

6.02.                     Facsimile Signatures and Seal.  The seal of the corporation on any certificates for shares may be a facsimile.  The signature of the Chairman of the Board, the President or Vice President and the Secretary or Assistant

Secretary upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or a registrar, other than the corporation itself or an employee of the corporation.

6.03.                     Signature by Former Officers.  In case any officer, who has signed or whose facsimile signature has been placed upon any certificate for shares, shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

6.04.                     Transfer of Shares.  Prior to due presentment of a certificate for shares for registration of transfer the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and power of an owner.  Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty.  The corporation may require reasonable assurance that said endorsements are genuine and effective and compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors.  Where a transfer of shares is made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the shares are presented, both the transferor and the transferee so request.

6.05.                     Restrictions on Transfer.  The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.  Otherwise the restriction is invalid except against those with actual knowledge of the restrictions.

6.06.                     Lost, Destroyed or Stolen Certificates.  Where the owner claims that his certificates for shares have been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser; (b) files with the corporation a sufficient indemnity bond; and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

6.07.                     Consideration of Shares.  The shares of the corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, consistent with the law of the State of Delaware.

6.08.                     Stock Regulations.  The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Delaware as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation.

ARTICLE VII.  SEAL

7.01.                     The Board of Directors may provide for a corporate seal in an appropriate form.

ARTICLE VIII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

8.01.                     Mandatory Indemnification.  (a)  In all cases other than those set forth in Section 8.01(b) hereof and subject to the conditions and limitations set forth hereinafter in this Article VIII, the corporation shall indemnify and hold harmless any person who is or was a party, or is threatened to be made a party, to any Action (see Section 8.15 of this Article VIII for definitions of capitalized terms used in this Article VIII) by reason of his or her status as an Executive, and/or as to acts performed in the course of such Executive’s duties to the corporation and/or an Affiliate, against Liabilities and reasonable Expenses incurred by or on behalf of an Executive in connection with any Action, including, without limitation, in connection with the investigation, defense, settlement or appeal of any Action; provided, that it is not determined by the Authority, or by a court, pursuant to Section 8.03 that the Executive committed a Breach of Duty.

(b)              To the extent an Executive has been successful on the merits or otherwise in connection with any Action or any claim, issue or matter therein, he or she shall be indemnified by the corporation against reasonable Expenses incurred by or on behalf of him or her in connection therewith.  The corporation shall pay such Expenses to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 8.02), or to such other person or entity as the Executive may designate in writing to the corporation, within ten (10) days after the receipt of the Executive’s written request therefor, without regard to the provisions of Section 8.03.  In the event the corporation refuses to pay such requested Expenses, the Executive may petition a court to order the corporation to make such payment pursuant to Section 8.04.

(c)               Notwithstanding any other provision contained in this Article VIII to the contrary, the corporation shall not:

(1)              indemnify against Liabilities or advance Expenses to an Executive with respect to any Action initiated or brought voluntarily by the Executive and not by way of defense, except with respect to Actions:

(A)                brought to establish or enforce a right to indemnification against Liabilities and/or an advance of Expenses under Section 8.04 of this Article VIII, under the Statute as it may then be in effect, under any other applicable statute or law or otherwise as required;

(B)                initiated or brought voluntarily by an Executive to the extent such Executive is successful on the merits or otherwise in connection with such an Action; or

(C)                as to which the Board determines it be appropriate.

(2)              indemnify an Executive against judgments, fines or penalites incurred in a Derivative Action if the Executive is finally adjudged liable to the corporation by a court (unless the court before which such Derivative Action was brought determines that the Executive is fairly and reasonably entitled to indemnity for any or all of such judgments, fines or penalties): or

(3)              indemnify an Executive under this Article VIII for any amounts paid in settlement of any Action effected without the corporation’s written consent.

The corporation shall not settle any Action in any manner which would impose any Liabilities or other type of limitation on the Executive without the Executive’s written consent. Neither the corporation nor the Executive shall unreasonably withhold their consent to any proposed settlement.

(d)              An Executive’s conduct with respect to an employee benefit plan sponsored by or otherwise associated with the corporation and/or an Affiliate for a purpose he or she reasonably believes to be in the interests of the participants in and beneficiaries of such plan is conduct that does not constitute a breach or failure to perform his or her duties to the corporation or an Affiliate, as the case may be.

8.02.                     Advance for Expenses.  (a) The corporation shall pay to an Executive, or to such other person or entity as the Executive may designate in writing to the corporation, his or her reasonable Expenses incurred by or on behalf of such Executive in connection with any Action, or claim, issue or matter associated with any such Action, in advance of the final disposition or conclusion of any such Action (or claim, issue or matter associated with any such Action), within ten (10) days after the receipt of the Executive’s written request therefor; provided, the following conditions are satisfied:

(1)              the Executive furnishes to the corporation an executed written certificate affirming his or her good faith belief that he or she has not engaged in misconduct which constitutes a Breach of Duty; and

(2)              the Executive furnishes to the corporation an executed written agreement to repay any advances made under this Section 8.02 if it is ultimately determined that he or she is not entitled to be indemnified by the corporation for such Expenses pursuant to this Article VIII.

(b)              If the corporation makes an advance of Expenses to an Executive pursuant to this Section 8.02, the corporation shall be subrogated to every right of recovery the Executive may have against any insurance carrier from whom the corporation has purchased insurance for such purpose.

8.03.                     Determination of Right to Indemnification. (a) Except as otherwise set forth in this Section 8.03 or in Section 8.01(c), any indemnification to be provided to an Executive by the corporation under Section 8.01(a) of this Article VIII upon the final disposition or conclusion of any Action, or any claim, issue or matter associated with any such Action, unless otherwise ordered by a court, shall be paid by the corporation to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 8.02), or to such other person or entity as the Executive may designate in writing to the corporation, within sixty (60) days after the receipt of the Executive’s written request therefor.  Such request shall include an accounting of all amounts for which indemnification is being sought. No further corporate authorization for such payment shall be required other than this Section 8.03(a).

(b)              Notwithstanding the foregoing, the payment of such requested indemnifiable amounts pursuant to Section 8.01(a) may be denied by the corporation if:

(1)                                 the Board, by a majority vote thereof, determines that the Executive has engaged in misconduct which constitutes a Breach of Duty; or

(2)                                 a majority of the Board are a party in interest to such Action.

(c)               In either event of nonpayment pursuant to Section 8.03(b), the Board shall immediately authorize and direct, by resolution, that an independent determination be made as to whether the Executive has engaged in misconduct which constitutes a Breach of Duty and, therefore, whether indemnification of the Executive should be denied under this Article VIII.

(d)              Such independent determination shall be made, at the option of the Executive(s) seeking indemnification, by (i) a panel of three arbitrators (selected as set forth below in Section 8.03(f) from the panels of arbitrators of the American Arbitration Association) in Milwaukee, Wisconsin, in accordance with the Commercial Arbitration Rules then prevailing of the American Arbitration Association; (ii) an independent legal counsel mutually selected by the Executive(s) seeking indemnification and the Board by a majority vote of a quorum thereof consisting of directors who are not parties in interest to such Action (or, if such quorum is not obtainable, by the majority vote of the entire Board); or (iii) a court in accordance with Section 8.04 of this Article VIII.

(e)               In any such determination there shall exist a rebuttable presumption that the Executive has not engaged in misconduct which constitutes a Breach of Duty and is, therefore, entitled to indemnification hereunder.  The burden of rebutting such presumption by clear and convincing evidence shall be on the corporation or such other party challenging the payment of indemnification.

(f)                If a panel of arbitrators is to be employed hereunder, one of such arbitrators shall be selected by the Board by a majority vote of a quorum thereof consisting of directors who are not parties in interest to such Action

(or, if such quorum is not obtainable, by independent legal counsel chosen by the majority vote of the entire Board),

the second by the Executive(s) seeking indemnification and the third by the previous two arbitrators.

(g)               The Authority shall make its independent determination hereunder within sixty (60) days of being selected and shall simultaneously submit a written statement of its conclusions to both the corporation and the Executive.

(h)              If the Authority determines that an Executive is entitled to be indemnified for any amounts pursuant to this Article VIII, the corporation shall pay such amounts to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 8.02), including interest thereon as provided in Section 8.06(c), or to such other person or entity as the Executive may designate in writing to the corporation, within ten (10) days of receipt of such statement.

(i)                The Expenses associated with the indemnification process set forth in this Section 8.03, including, without limitation, the Expenses of the Authority selected hereunder, shall be paid by the corporation.

8.04.                     Court-Ordered Indemnification and Advance for Expenses.  (a) An Executive may, either before or within two years after a determination, if any, has been made by the Authority, petition the court before which such Action was brought or any other court of competent jurisdiction to independently determine whether or not he or she has engaged in misconduct which constitutes a Breach of Duty and is, therefore, entitled to indemnification under the provisions of this Article VIII. Such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such proceeding without having made such determination. An Executive may petition a court under this Section 8.04 either to seek an initial determination of the Executive’s right to indemnification, as authorized by Section 8.03(d), or to seek the court’s review of a previous determination made by the Authority.

(b)              The court shall make its independent determination irrespective of any prior determination made by the Authority; provided, however, that there shall exist a rebuttable presumption that the Executive has not engaged in misconduct which constitutes a Breach of Duty and is, therefore, entitled to indemnification hereunder. The burden of rebutting such presumption by clear and convincing evidence shall be on the corporation or such other party challenging the payment of indemnification.

(c)               In the event the court determines that an Executive has engaged in misconduct which constitutes a Breach of Duty, it may nonetheless order indemnification to be paid by the corporation if it determines that the Executive is fairly and reasonably entitled to indemnification in view of all of the circumstances of such Action.

(d)              In the event the corporation does not (i) advance Expenses to the Executive within ten (10) days of such Executive’s compliance with Section 8.02; or (ii) indemnify an Executive with respect to requested Expenses under Section 8.0l(b) within ten (10) days of such Executive’s written request therefor, the Executive may petition the court before which such Action was brought, if any, or any other court of competent jurisdiction, to order the corporation to pay such reasonable Expenses immediately. Such court, after giving any notice it considers necessary, shall order the corporation to pay such Expenses if it determines that the Executive has complied with the applicable provisions of Section 8.02 or 8.0l(b), as the case may be.

(e)               If the court determines pursuant to this Section 8.04 that the Executive is entitled to be indemnified for any Liabilities and/or Expenses, or to the advance of Expenses, unless otherwise ordered by such court, the corporation shall pay such Liabilities and/or Expenses to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 8.02), including interest thereon as provided in Section 8.06(c), or to such other person or entity as the Executive may designate in writing to the corporation, within ten (10) days of the rendering of such determination.

(f)                An Executive shall pay all Expenses incurred by such Executive in connection with the judicial determination provided in this Section 8.04, unless it shall ultimately be determined by the court that he or she is entitled, in whole or in part, to be indemnified by, or to receive an advance from, the corporation as authorized by this Article VIII. All Expenses incurred by an Executive in connection with any subsequent appeal of the judicial determination provided for in this Section 8.04 shall be paid by the Executive regardless of the disposition of such appeal.

8.05.                     Termination of an Action is Nonconclusive. The termination of any Action against an Executive by judgement, order, settlement, conviction, or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the Executive has engaged in misconduct which constitutes a Breach of Duty.

8.06.                     Partial Indemnification; Reasonableness; Interest.  (a) If it is determined by the Authority, or by a court, that an Executive is entitled to indemnification as to some claims, issues or matters, but not as to other claims, issues or matters, involved in any Action, the Authority, or the court, shall authorize the proration and payment by the corporation of such Liabilities and/or reasonable Expenses with respect to which indemnification is sought by the Executive, among such claims, issues or matters as the Authority, or the court, shall deem appropriate in light of all of the circumstances of such Action.

(b)              If it is determined by the Authority, or by a court, that certain Expenses incurred by or on behalf of an Executive are for whatever reason unreasonable in amount, the Authority, or the court, shall nonetheless authorize indemnification to be paid by the corporation to the Executive for such Expenses as the Authority, or the court, shall deem reasonable in light of all of the circumstances of such Action.

(c)               Interest shall be paid by the corporation to an Executive, to the extent deemed appropriate by the Authority, or by a court, at a reasonable interest rate, for amounts for which the corporation indemnifies or advances to the Executive.

8.07.                     Insurance; Subrogation.  (a) The corporation may purchase and maintain insurance on behalf of any person who is or was an Executive of the corporation, and/or is or was serving as an Executive of an Affiliate, against Liabilities and/or Expenses asserted against him or her and/or incurred by or on behalf of him or her in any such capacity, or arising out of his or her status as such an Executive, whether or not the corporation would have the power to indemnify him or her against such Liabilities and/or Expenses under this Article VIII or under the Statute as it may then be in effect. Except as expressly provided herein, the purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the corporation and/or any Executive under this Article VIII. Such insurance may, but need not, be for the benefit of all Executives of the corporation and those serving as an Executive of an Affiliate.

(b)              If an Executive shall receive payment from any insurance carrier or from the plaintiff in any Action against such Executive in respect of indemnified amounts after payments on account of all or part of such indemnified amounts have been made by the corporation pursuant to this Article VIII, such Executive shall promptly reimburse the corporation for the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the corporation to such Executive exceeds such indemnified amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible, retention or co-insurance amounts, shall not be deemed to be payments to such Executive hereunder.

(c)               Upon payment of indemnified amounts under this Article VIII, the corporation shall be subrogated to such Executive’s rights against any insurance carrier in respect of such indemnified amounts and the Executive shall execute and deliver any and all instruments and/or documents and perform any and all other acts or deeds which the corporation shall deem necessary or advisable to secure such rights. The Executive shall do nothing to prejudice such rights of recovery or subrogation.

8.08.                     Witness Expenses.  The corporation shall advance or reimburse any and all reasonable Expenses incurred by or on behalf of an Executive in connection with his or her appearance as a witness in any Action at a time when he or she has not been formally named a defendant or respondent to such an Action, within ten (10) days after the receipt of an Executive’s written request therefor.

8.09.                     Indemnification of Employees.  Unless otherwise specifically set forth in this Article VIII, the Board, in its discretion, may indemnify and hold harmless any person who is or was a party, or is threatened to be made a party to any Action by reason of his or her status as, or the fact that he or she is or was an employee or authorized agent or representative of the corporation and/or an Affiliate as to acts performed in the course and within the scope of such employee’s, agent’s or representative’s duties to the corporation and/or an Affiliate, in accordance with and to the fullest extent permitted by the Statute as it may then be in effect.

8.10.                     Severability. If any provision of this Article VIII shall be deemed invalid or inoperative, or if a court of competent jurisdiction determines that any of the provisions of this Article VIII contravene public policy, this Article VIII shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further Action or deed by or on behalf of the corporation, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable, and the corporation shall indemnify and hold harmless an Executive as to Liabilities and reasonable Expenses with respect to any Action to the fullest extent required or permitted by any applicable provision of this Article VIII that shall not have been invalidated.

8.11.                     Nonexclusivity of Article VIII. The right to indemnification and advancement of Expenses provided to an Executive by this Article VIII shall not be deemed exclusive of any other rights to indemnification and/or advancement of Expenses which any Executive or other employee or agent of the corporation and/or of an Affiliate may be entitled under any charter provision, written agreement, resolution, vote of stockholders or disinterested directors of the corporation or otherwise, including, without limitation, under the Statute as it may then be in effect, both as to acts in his or her official capacity as such Executive or other employee or agent of the corporation and/or of an Affiliate or as to acts in any other capacity while holding such office or position, whether or not the corporation would have the power to indemnify and/or advance Expenses to the Executive under this Article VIII or under the Statute; provided that it is not determined that the Executive or other employee or agent has engaged in misconduct which constitutes a Breach of Duty.

8.12.                     Notice to the Corporation: Defense of Actions. An Executive shall promptly notify the corporation in writing upon being served with or having actual knowledge of any citation, summons, complaint, indictment or any other similar document relating to any Action which may result in a claim of indemnification or advancement of Expenses hereunder, but the omission so to notify the corporation will not relieve the corporation from any liability which it may have to the Executive otherwise than under this Article VIII unless the corporation shall have been irreparably prejudiced by such omission.

8.13.                     Continuity of Rights and Obligations. The terms and provisions of this Article VIII shall continue as to an Executive subsequent to his or her Termination Date and such terms and provisions shall inure to the benefit of the heirs, estate, executors and administrators of such Executive and the successors and assigns of the corporation, including, without limitation, any successor to the corporation by way of merger, consolidation and/or sale or disposition of all or substantially all of the assets or capital stock of the corporation. Except as provided herein, all rights and obligations of the corporation and the Executive hereunder shall continue in full force and effect despite the subsequent amendment or modification of the corporation’s certificate of incorporation, as it is in effect on the date hereof, and such rights and obligations shall not be affected by any such amendment or modification, any resolution of directors or stockholders of the corporation, or by any other corporate action which conflicts with or purports to amend, modify, limit or eliminate any of the rights or obligations of the corporation and/or of the Executive hereunder.

8.14.                     Amendment. This Article VIII may only be altered, amended or repealed by the affirmative vote of two-thirds of the votes of the corporation so entitled to be cast; provided, however, that the Board may alter or amend this Article VIII, without such stockholder approval, if any such alteration or amendment:

(a)              is made in order to conform to any amendment or revision of the Delaware General Corporation Law, including, without limitation, the Statute, which (i) expands or permits the expansion of an Executive’s right to indemnification thereunder; (ii) limits or eliminates, or permits the limitation or elimination, of the liability of the Executives; or (iii) is otherwise beneficial to the Executives; or

(b)              in the sole judgment and discretion of the Board, does not materially adversely affect the rights and protections of the stockholders of the corporation.

Any repeal, modification or amendment of this Article VIII shall not adversely affect any rights or protections of an Executive existing under this Article VIII immediately prior to the time of such repeal, modification or amendment.

8.15.                     Certain Definitions. The following terms as used in this Article VIII shall be defined as follows:

(a)              “Action(s)” shall include, without limitation, any threatened, pending or completed action, claim, litigation, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether predicated on foreign, Federal, state or local law, whether brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, whether a Derivative Action and/or whether formal or informal.

(b)              “Affiliate” shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other similar enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the corporation.

(c)               “Authority” shall mean the panel of arbitrators or independent legal counsel selected under Section 8.03 hereof.

(d)              “Board” shall mean the Board of Directors of the corporation.

(e)               “Breach of Duty” shall mean the Executive breached or failed to perform his or her duties to the corporation or an Affiliate, as the case may be, and the Executive’s breach of or failure to perform those duties constituted:

(i)                  a breach of his or her “duty of loyalty” (as defined herein) to the corporation or its stockholders;

(ii)               acts or omissions not in “good faith” (as defined herein) or which involve intentional misconduct or a knowing violation of the law;

(iii)            a violation of Section 174 of the Delaware General Corporation Law; or

(iv)           a transaction from which the Executive derived an improper direct personal financial profit (unless such profit is determined to be immaterial in light of all the circumstances).

In determining whether an Executive has acted or omitted to act otherwise than in “good faith,” as such term is used herein, the Authority, or the court, shall determine solely whether such Executive (i) in the case of conduct in his or her “official capacity” (as defined herein) with the corporation, believed in the exercise of his or her business judgment, that his or her conduct was in the best interests of the corporation; and (ii) in all other cases, reasonably believed that his or her conduct was at least not opposed to the best interests of the corporation.

(f)                “Derivative Action” shall mean any Action brought by or in the right of the corporation and/or an Affiliate.

(g)               “Duty of loyalty” shall mean a breach of fiduciary duty by an Executive which constitutes a willful failure to deal fairly with the corporation or its stockholders in connection with a transaction in which the Executive has a material undisclosed personal conflict of interest.

(h)              “Executive(s)” shall mean any individual who is, was or has agreed to become a director and/or officer of the corporation and/or an Affiliate.

(i)                  “Expenses” shall include, without limitation, any and all expenses, fees, costs, charges, attorneys’ fees and disbursements, other out-of-pocket costs, reasonable compensation for time spent by the Executive in connection with the Action for which he or she is not otherwise compensated by the corporation, any Affiliate, any third party or other entity and any and all other direct and indirect costs of any type or nature whatsoever.

(j)                 “Liabilities” shall include, without limitation, judgments, amounts incurred in settlement, fines, penalties and, with respect to any employee benefit plan, any excise tax or penalty incurred in connection therewith, and any and all other liabilities of every type or nature whatsoever, including reasonable Expenses.

(k)              “Official capacity” shall mean the office of director or officer in the corporation, membership on any committee of directors, any other offices in the corporation held by an Executive and any other employment or agency relationship between the Executive and the corporation and “official capacity,” as such term is used herein, shall not include service for any Affiliate or other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

(l)                  “Statute” shall mean Delaware General Corporation Law Section 145 (or any successor provision).

(m)          “Termination Date” shall mean the date an Executive ceases, for whatever reason, to serve in an employment relationship with the Company and/or any Affiliate.

ARTICLE IX.  AMENDMENTS

9.01.                     By Stockholders. These by-laws may be adopted, amended or repealed by the stockholders entitled to vote at the stockholders annual meeting without prior notice or at any other meeting provided the amendment under consideration has been set forth in the notice of meeting, by the affirmative vote of not less than a majority of the shares present or represented at any meeting at which a quorum is in attendance.

9.02.                     By Directors. These by-laws may be adopted, amended or repealed by the directors as provided in the certificate of incorporation by the affirmative vote of a majority of the Board of Directors at any meeting at which a quorum is present, but no by-laws adopted by the stockholders shall be amended or repealed by the Board of Directors if the by-laws so provide.

9.03.                     Implied Amendments. Any action taken or authorized by the Board of Directors which would be inconsistent with these by-laws, but is taken or authorized by the affirmative vote of not less than the number of shares or the number of directors required to amend the by-laws to conform with such action, shall be given the same effect as though the by-laws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

BE IT RESOLVED, that the following Section 3.14 shall hereby be added to the Bylaws and shall state in its entirety as follows:

3.14.                     Telephonic Meetings. Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

BE IT RESOLVED, that Article VIII of the Bylaws shall hereby be amended and shall state in its entirety as follows:

8.01.                     Mandatory Indemnification. (a) In all cases other than those set forth in Section 8.01(b) hereof and subject to the conditions and limitation set forth hereinafter in this Article VIII, the corporation shall indemnify and hold harmless any person who is or was a party, or is threatened to be made a party, to any Action (other than a Derivative Action) (see Section 8.15 hereof for definitions of capitalized terms used in this Article VIII) by reason of the fact that he or she is or was an Executive, or is or was serving at the request of the corporation as an Executive of another corporation, partnership, joint venture, trust or other enterprise and/or as to acts performed in the course of such Executive’s duties to the corporation and/or an Affiliate, against Liabilities and Expenses actually and reasonably incurred by or on behalf of an Executive in connection with such Action, provided that he or she did not act in a manner which constitutes Nonindemnifiable Conduct. Termination of any Action by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person’s actions constituted Nonindemnifiable Conduct.

(b)                                 The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was an Executive of the corporation, or is or was serving at the request of the corporation as an executive of another corporation, partnership, joint venture, trust or other enterprise against Expenses actually and reasonably incurred by him or her in connection with the defense or settlement of such Action or suit if his or her actions do not constitute Nonindemnifiable Conduct and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such Action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such

2

person is fairly and reasonably entitled to indemnity for such Expenses which the Court of Chancery or such other court shall deem proper.

(c)               To the extent an Executive has been successful on the merits or otherwise in connection with any Action referred to in subsections (a) and (b) of this section, or in the defense of any such Action, he or she shall be indemnified by the corporation against Liabilities and Expenses actually and reasonably incurred by or on behalf of him or her in connection therewith. The corporation shall pay such Expenses to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 8.02), or to such other person or entity as the Executive may designate in writing to the corporation, within ten (10) days after the receipt of the Executive’s written request therefor, without regard to the provisions of Section 8.03. In the event the corporation refuses to pay such requested Expenses, the Executive may petition a court to order the corporation to make such payment pursuant to Section 8.04.

(d)              Notwithstanding any other provision contained in this Article VIII to the contrary, the corporation shall not:

(1)              Indemnify against Liabilities or advance Expenses to an Executive with respect to any Action initiated or brought voluntarily by the Executive and not by way of defense, except with respect to Actions:

(A)            brought to establish or enforce a right to indemnification against Liabilities and/or an advance of Expenses under Section 8.04 of this Article VIII, under the Statute as it may then be in effect, under any other applicable statute or law or otherwise as required;

(B)            initiated or brought voluntarily by an Executive to the extent such Executive is successful on the merits or otherwise in connection with such an Action; or

(C)            as to which the Board determines it is appropriate.

(2)              indemnify an Executive against judgments, fines or penalties incurred in a Derivative Action if the Executive is finally adjudged liable to the corporation by a court (unless the court before which such Derivative Action was brought determines that the Executive is fairly and reasonably entitled to indemnity for any or all of such judgments, fines or penalties); or

(3)              indemnify an Executive under this Article VIII for any amounts paid in settlement of any Action effected without the corporation’s written consent.

The corporation shall not settle any Action in any manner which would impose any Liabilities or other type of limitation on the Executive without the Executive’s written

3

consent. Neither the corporation nor the Executive shall unreasonably withhold their consent to any proposed settlement.

(e)               An Executive’s conduct with respect to an employee benefit plan sponsored by or otherwise associated with the corporation and/or an Affiliate for a purpose he or she reasonably believes to be in the interests of the participants in and beneficiaries of such plan is conduct that does not constitute a breach or failure to perform his or her duties to the corporation or an Affiliate, as the case may be.

8.02.                     Advance for Expenses. (a) The corporation shall pay to an Executive, or to such other person or entity as the Executive may designate in writing to the corporation, his or her reasonable Expenses incurred by or on behalf of such Executive in connection with any Action, in advance of the final disposition or conclusion of any such Action (or claim, issue or matter associated with any such Action), within ten (10) days after the receipt of the Executive’s written request therefor; such Expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate; provided, the following conditions are satisfied:

(1)              the Executive furnishes to the corporation an executed written certificate affirming his or her good faith belief that his or her actions did not constitute Nonindemnifiable Conduct; and

(2)              the Executive furnishes to the corporation an executed undertaking to repay any advances made under this Section 8.02 if it is ultimately determined that he or she is not entitled to be indemnified by the corporation for such Expenses pursuant to this Article VIII.

(b)              If the corporation makes an advance of Expenses to an Executive pursuant to this section 8.02, the corporation shall be subrogated to every right of recovery the Executive may have against any insurance carrier from whom the corporation has purchased insurance for such purpose.

8.03.                     Determination of Right to Indemnification.

(a)                                 Except as otherwise set forth in this Section 8.03 or in Section 8.01(d), any indemnification to be provided to an Executive by the corporation under Sections 8.01(a) and 8.01(b) of this Article VIII, unless otherwise ordered by a court, shall be paid by the corporation (only as authorized in the specific case upon a determination that indemnification of the Executive is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.01(a) and 8.01(b) of this section) to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 8.02), or to such other person or entity as the Executive may designate in writing to the corporation, within sixty (60) days after the receipt of the Executive’s written request therefor. Such request shall include an accounting of all amounts for which indemnification is being sought. No further corporate authorization for such payment shall be required

4

other than this Section 8.03(a). A determination as to indemnification shall be made (1) by a majority vote of the directors who are not parties to such Action, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

(b)              In any such determination there shall exist a rebuttable presumption that the Executive has not engaged in Nonindemnifiable Conduct and is, therefore, entitled to indemnification hereunder. The burden of rebutting such presumption by clear and convincing evidence shall be on the corporation or such other party challenging the payment of indemnification.

(c)               The Authority shall make its determination hereunder within sixty (60) days of being selected and shall simultaneously submit a written statement of its conclusions to both the corporation and the Executive.

(d)              If the Authority determines that an Executive is entitled to be indemnified for any amounts pursuant to this Article VIII, the corporation shall pay such amount to the Executive (net of all Expenses, if any, previously advances to the Executive pursuant to Section 8.02) or to such other person or entity as the Executive may designate in writing to the corporation, within ten (10) days of receipt of such statement.

(e)               The Expenses associated with the indemnification process set forth in this Section 8.03, including, without limitation, the Expenses of the Authority selected hereunder, shall be paid by the corporation.

8.04.                     Court-Ordered Indemnification and Advance for Expenses. (a) An executive may, either before or after a determination, if any, has been made by the Authority, petition the court before which such Action was brought or any other court of competent jurisdiction to independently determine whether or not he or she is entitled to indemnification under the provisions of this Article VIII. Such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such proceeding without having made such determination. An Executive may petition a court under this Section 8.04 either to seek an initial determination of the Executive’s right to indemnification, as authorized by Section 8.03(d), or to seek the court’s review of a previous determination made by the Authority.

(b)              The court shall make its independent determination irrespective of any prior determination made by the Authority; provided, however, that there shall exist a rebuttable presumption that the Executive has not engaged in Nonindemnifiable Conduct and is, therefore, entitled to indemnification hereunder. The burden of rebutting such presumption by clear and convincing evidence shall be on the corporation or such other party challenging the payment of indemnification.

5

(c)                                  The court shall order indemnification if it determines any of the following:

(1)                                     That the Executive is entitled to indemnification under Section 8.01. If the court also determines that the corporation unreasonably refused the Executive’s request for indemnification, the court shall order the corporation to pay the Executive’s reasonable expenses incurred to obtain the court-ordered indemnification.

(2)                                 In the event the court determines that an Executive has engaged in Nonindemnifiable Conduct, it may nonetheless order indemnification to be paid by the corporation if it determines that the Executive is fairly and reasonably entitled to indemnification in view of all of the circumstances of such Action.

(d)              In the event the corporation does not (i) advance Expenses to the Executive within ten (10) days of such Executive’s compliance with Section 8.02; or (ii) indemnify an Executive with respect to requested Expenses under Section 8.01 (c) within ten (10) days of such Executive’s written request therefor, the Executive may petition the court before which such Action was brought, if any, or any other court of competent jurisdiction, to order the corporation to pay such reasonable Expenses immediately. Such court, after giving any notice it considers necessary, shall order the corporation to pay such Expenses if it determines that the Executive has complied with the applicable provisions of Section 8.02 or 8.01(c), as the case may be.

(e)               If the court determines pursuant to this Section 8.04 that the Executive is entitled to be indemnified for any Liabilities and/or Expenses, or to the advance of Expenses, unless otherwise ordered by such court, the corporation shall pay such Liabilities and/or Expenses to the Executive (net of all Expenses, if any, previously advanced to the Executive pursuant to Section 8.02), or to such other person or entity as the Executive may designate in writing to the corporation, within ten (10) days of the rendering of such determination.

(f)                An Executive shall pay all Expenses incurred by such Executive in connection with the judicial determination provided in this Section 8.04, unless it shall ultimately be determined by the court that he or she is entitled, in whole or in part, to be indemnified by, or to receive an advance from, the corporation as authorized by this Article VIII. All Expenses incurred by an Executive in connection with any subsequent appeal of the judicial determination provided for in this Section 8.04 shall be paid by the Executive regardless of the disposition of such appeal.

8.05.                     Insurance; Subrogation. (a) The corporation may purchase and maintain insurance on behalf of any person who is or was an Executive of the corporation, and/or is or was serving as an Executive of an Affiliate, against Liabilities and/or Expenses asserted against him or her and/or incurred by or on behalf of him or her in any such capacity, or arising out of his or her status as such an Executive, whether or not the corporation would have the power to indemnify him or her against such Liabilities and/or Expenses under this

6

Article VIII or under the Statute as it may then be in effect. Except as expressly provided herein, the purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the corporation and/or any Executive under this Article VIII. Such insurance may, but need not, be for the benefit of all Executives of the corporation and those serving as an Executive of an Affiliate.

(b)              If an Executive shall receive payment from any insurance carrier or from the plaintiff in any Action against such Executive in respect of indemnified amounts after payments on account of all or part of such indemnified amounts have been made by the corporation pursuant to this Article VIII, such Executive shall promptly reimburse the corporation for the amount, if any, by which the sum of such payment by such insurance carrier or such plaintiff and payments by the corporation to such Executive exceeds such indemnified amounts; provided, however, that such portions, if any, of such insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy, such as deductible, retention or co-insurance amounts, shall not be deemed to be payments to such Executive hereunder.

(c)               Upon payment of indemnified amounts under this Article VIII, the corporation shall be subrogated to such Executive’s rights against any insurance carrier in respect of such indemnified amounts and the Executive shall execute and deliver any and all instruments and/or documents and perform any and all other acts or deeds which the corporation shall deem necessary or advisable to secure such rights. The Executive shall do nothing to prejudice such rights of recovery or subrogation.

8.06.                     Witness Expenses. The corporation shall advance or reimburse any and all reasonable Expenses incurred by or on behalf of an Executive in connection with his or her appearance as a witness in any Action at a time when he or she has not been formally named a defendant or respondent to such an Action, within ten (10) days after the receipt of an Executive’s written request therefor.

8.07.                     Severability. If any provision of this Article VIII shall be deemed invalid or inoperative, or if a court of competent jurisdiction determines that any of the provisions of this Article VIII contravene public policy, this Article VIII shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further Action or deed by or on behalf of the corporation, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable, and the corporation shall indemnify and hold harmless an Executive as to Liabilities and reasonable Expenses with respect to any Action to the fullest extent required or permitted by any applicable provision of this Article VIII that shall not have been invalidated.

7

8.08.                     Nonexclusivity of Article VIII. The right to indemnification and advancement of Expenses provided to an Executive by this Article VIII shall not be deemed exclusive of any other rights to indemnification and/or advancement of Expenses which any Executive of the corporation and/or of an Affiliate may be entitled under any charter provision, written agreement, resolution, vote of stockholders or disinterested directors of the corporation or otherwise, including, without limitation, under the Statute as it may then be in effect, both as to acts in his or her official capacity as such Executive of the corporation and/or of an Affiliate or as to acts in any other capacity while holding such office or position, whether or not the corporation would have the power to indemnify and/or advance Expenses to the Executive under this Article VIII or under the statute; provided that it is not determined that the Executive has engaged in Nonindemnifiable Conduct.

8.09.                     Notice to the Corporation; Defense of Actions. An Executive shall promptly notify the corporation in writing upon being served with or having actual knowledge of any citation, summons, complaint, indictment or any other similar document relating to any Action which may result in a claim of indemnification or advancement of Expenses hereunder, but the omission so to notify the corporation will not relieve the corporation from any liability which it may have to the Executive otherwise than under this Article VIII unless the corporation shall have been irreparably prejudiced by such omission.

8.10.                     Continuity of Rights and Obligations. The terms and provisions of this Article VIII shall continue as to an Executive subsequent to his or her Termination Date and such terms and provisions shall inure to the benefit of the heirs, estate, executors and administrators of such Executive and the successors and assigns of the corporation, including, without limitation, any successor to the corporation by way of merger, consolidation and/or sale or disposition of all or substantially all of the assets or capital stock of the corporation. Except as provided herein, all rights and obligations of the corporation and the Executive hereunder shall continues in full force and effect despite the subsequent amendment or modification of the corporation’s certificate of incorporation, as it is in effect on the date hereof, and such rights and obligations shall not be affected by any such amendment or modification, any resolution of directors or stockholders of the corporation, or by any other corporate action which conflicts with or purports to amend, modify, limit or eliminate any of the rights or obligations of the corporation and/or of the Executive hereunder.

8.11.                     Amendment. This Article VIII may only be altered, amended or repealed by the affirmative vote of two-thirds of the votes of the corporation so entitled to be cast; provided, however, that the Board may alter or amend this Article VIII, without such stockholder approval, if any such alteration or amendment:

(a)              is made in order to conform to any amendment or revision of the Delaware General Corporation Law, including, without limitation, the Statute, which (i) expands or permits the expansion of an Executive’s right to indemnification thereunder; (ii)

8

limits or eliminates, or permits the limitation or elimination, of the liability of the Executives; or (iii) is otherwise beneficial to the Executives; or

(b)              in the sole judgment and discretion of the Board, does not materially adversely affect the rights and protections of the stockholders of the corporation.

Any repeal, modification or amendment of this Article VIII shall not adversely affect any rights or protections of an Executive existing under this Article VIII immediately prior to the time of such repeal, modification or amendment.

8.12.                     Certain Definitions. The following terms as used in this Article VIII shall be defined as follows:

(a)              “Action(s)” shall include, without limitation, any threatened, pending or completed action, claim, litigation, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether predicated on foreign, Federal state or local law, whether brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, whether a Derivative Action and/or whether formal or informal.

(b)              “Affiliate” shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other similar enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the corporation.

(c)               “Authority” shall mean the independent legal counsel or a majority of disinterested directors or stockholders selected under Section 8.03 hereof.

(d)              “Board” shall mean the Board of Directors of the corporation.

(e)               “Derivative Action” shall mean any Action brought by or in the right of the corporation and/or an Affiliate.

(f)                “Executive(s)” shall mean any individual who is, was or has agreed to become a director, officer, employee or agent of the corporation and/or an Affiliate.

(g)               “Expenses” shall include, without limitation, any and all expenses, fees, costs, charges, attorneys’ fees and disbursements, other out-of-pocket costs, reasonable compensation for time spent by the Executive in connection with the Action for which he or she is not otherwise compensated by the corporation, any Affiliate, any third party or other entity and any and all other direct and indirect costs of any type or nature whatsoever.

9

(h)              “Liabilities” shall include, without limitation, the obligation to pay judgments, settlements, penalties, assessments, forfeitures or fines, and, with respect to any employee benefit plan, any excise tax or penalty incurred in connection therewith, and any and all other liabilities of every type or nature whatsoever, including reasonable Expenses.

(i)                  “Nonindemnifiable Conduct” shall mean actions not taken in good faith nor in a manner the Executive reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(j)                 “Official capacity” shall mean the office of director or officer in the corporation, membership on any committee of directors, any other offices in the corporation held by an Executive and any other employment or agency relationship between the Executive and the corporation and “official capacity”, as such term is used herein, shall not include service for any Affiliate or other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

(k)              “Statute” shall mean Delaware General Corporation Law Section 145 (or any successor provision).

(l)                  “Termination Date” shall mean the date an Executive ceases, for whatever reason, to serve in an employment relationship with the Company and/or any Affiliate.

10